Acquisitions and Business Combinations	12 Months Ended
Jun. 30, 2018
Disclosure of detailed information about business combination [abstract]
Acquisitions and Business Combinations
ACQUISITIONS AND BUSINESS COMBINATIONS
ACQUISITION OF THE MOAB KHOTSONG OPERATIONS
Effective 1 March 2018 the group acquired the Moab Khotsong and Great Noligwa mines and related infrastructure as well as gold-bearing tailings and the Nufcor uranium plant (collectively the Moab Khotsong operations) from AngloGold Ashanti Limited on a going concern basis. The addition of the Moab Khotsong operations will increase the group's production ounces, free cash flows and average underground gold recovery grade. The combined assets acquired and liabilities assumed constitute a business as defined by IFRS 3 Business Combinations.

For the four months ended 30 June 2018, the Moab Khotsong operations contributed revenue of US$139.9 million and profit of         US$16.7 million to the group's results. Should the acquisition have occurred on 1 July 2017, the group’s unaudited consolidated revenue would have increased by a further US$259.8 million and unaudited consolidated profit would have increased by a further     US$31.1 million.

Consideration transferred
The cash consideration paid to acquire the Moab Khotsong operations amounted to US$300.0 million.
Acquisition-related costs
The group incurred acquisition-related costs of US$7.5 million on advisory and legal fees. These costs are recognised as acquisition-related costs in the income statement. Furthermore, the group incurred US$4.9 million on the integration of the operation. These costs are recognised as corporate, administration and other expenditure on the income statement.
Identifiable assets acquired and liabilities assumed
The purchase price allocation (PPA) has been prepared on a provisional basis in accordance with IFRS 3. If new information obtained within one year of the acquisition date, about facts and circumstances that existed at the acquisition date, then the accounting for the acquisition will be revised. The values measured on a provisional basis include, inter alia, Property, plant and equipment, deferred tax and the finalisation of the effective date tax values.

The fair value of the identifiable net assets acquired was determined on the expected discounted cash flows based on the life-of-mine plans of the Moab Khotsong operations at post-tax real discount rates ranging between 8.20% and 11.30%, exchange rates ranging between R/US$11.86 and R/US$15.82, gold prices ranging between US$1 249/oz and US$1 302/oz and uranium prices ranging between US$30.44/lb and US$37.47/lb. The valuation was performed as at 1 March 2018.

The fair values as at the effective date are as follows:

	US dollar
Figures in million	2018	2017

Property, plant and equipment	322	—
Environmental rehabilitation trust funds	33	—
Inventories	6	—
Deferred tax liabilities	(7)	—
Provision for environmental rehabilitation	(57)	—
Retirement benefit obligation	(1)	—
KOSH decant provision (refer to note 30)	(3)	—
Leave liabilities	(12)	—
Other payables	(4)	—

Fair value of net identifiable assets acquired	277	—

14	ACQUISITIONS AND BUSINESS COMBINATIONS continued
ACQUISITION OF THE MOAB KHOTSONG OPERATIONS continued
Goodwill
Goodwill arising from the acquisition has been recognised as follows:

	US dollar
Figures in million	2018	2017

Consideration paid	300	—
Fair value of net identifiable assets acquired	(277)	—

Goodwill	23	—

The goodwill has been allocated to the Moab Khotsong operations. The goodwill is attributable mainly to the skills and technical talent of the Moab Khotsong operations' work force. None of the goodwill recognised is deductible for tax purposes.

ACQUISITION OF FULL OWNERSHIP OF HIDDEN VALLEY
The group had a 50% interest in the mining and exploration assets located in the Morobe province, PNG. Newcrest Mining Limited (Newcrest) owned the remaining 50% interest in these assets. The assets include the Hidden Valley mine and the Wafi-Golpu project. On 19 September 2016 Harmony announced the agreement to purchase Newcrest PNG 1 Ltd, the wholly owned subsidiary of Newcrest which held Newcrest's 50% interest in the Hidden Valley joint venture, for a cash consideration of US$1. As part of the transaction, Newcrest made a once-off contribution of US$22.5 million (R309 million) towards Hidden Valley’s future estimated environmental liability. The transaction was conditional upon certain regulatory approvals which were obtained on 25 October 2016 and Harmony gained control over Hidden Valley from this date.

The step-up transaction from joint control to control has been accounted for in terms of IFRS 3 Business Combinations.
Identifiable assets acquired and liabilities assumed
The fair values of the assets acquired and liabilities assumed are as follows:

	Previously held interest	Acquired interest[1]	Total (100%)

Figures in million	US dollar

Fair value of identifiable net assets acquired
Property, plant and equipment	46	46	92
Inventories (current)	35	35	70
Trade and other receivables (current)	2	1	3
Cash and cash equivalents	4	33	37
Provision for environmental rehabilitation	(35)	(35)	(70)
Trade and other payables (current)	(8)	(20)	(28)

	44	60	104

Less fair value of previously held interest[2]			(44)

Fair value of net identifiable assets acquired			60

[1]
Harmony acquired the legal entity which held Newcrest’s interest in Hidden Valley. This subsidiary contained certain assets and liabilities which were different to those held by Harmony with respect to its interest in Hidden Valley.

[2]
The fair value of the previously held interest equalled the carrying amount of the assets and liabilities recognised by Harmony relating to the previously held interest at the date of acquisition and no gain or loss was recognised with respect to the deemed disposal of the previously held interest.

Gain on bargain purchase
As a result of the acquisition of Hidden Valley, a gain on bargain purchase of US$60 million was recognised in 2017. The gain on bargain purchase is calculated as the difference between the consideration paid of US$1 and the fair value of the net identifiable assets acquired of US$60.0 million.